NYSE / UAMY

NYSE TEXAS / UAMY

USAC

US ANTIMONY

UNITED STATES ANTIMONY CORPORATION

FORWARD-LOOKING STATEMENTS

References in this presentation to the "Company," "US Antimony," "USAC," "we," "us" and "our" refer to United States Antimony Corporation and its consolidated subsidiaries ("USAC").

The statements in this presentation that are not historical facts may be forward-looking statements. Within the meaning of, and intended to be covered by, the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties that could cause actual results or events to be materially different. Forward-looking statements may include, but are not limited to, statements regarding the Company's operations, pending contracts and future revenues, financial performance, and profitability, ability to execute on its increased production and installation schedules for planned capital expenditures, stockholder liquidity and investment value and returns. The words "anticipates," "believes," "expects," "estimates," "projects," "plans," "intends," "may," "will," "would" and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results may differ materially from those contemplated by such forward-looking statements, some of the reasons of which are set forth in the section titled Risk Factors in our Annual Report on Form 10-K and all other filings with the Securities and Exchange Commission ("SEC"), as such risks, uncertainties and other important factors may be updated from time to time in USAC's subsequent filings. Forward-looking statements speak only as of the date they are made, and USAC undertakes no obligation to update or revise any forward-looking statement to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results, unless required to do so by law.

This presentation includes estimated projections of future operating results. These projections were not prepared in accordance with published guidelines of the SEC, or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of financial projections. This information is not fact and should not be relied upon as being necessarily indicative of future results; the projections are based on numerous assumptions that may prove to be wrong. The projections also reflect assumptions as to certain business decisions that are subject to change. As a result, actual results may differ materially from those contained in the estimates. Accordingly, there can be no assurance that the estimates will be realized.

OUR MISSION

United States Antimony Corporation is an American company producing essential materials for National defense, industrial, technological, and energy applications. We're strengthening our position in the global market while reducing dependence on foreign sources of critical minerals. An investment in United States Antimony is an investment in America's future.

1968
Company Founded

2012
Company lists on NYSE under Ticker Symbol UAMY

2023
Q3 - A turnaround of the company begins

2024
Significant board & management Changes

2024
New EVP, NEW SVP
Three new VP's, Controller, & Plant Manager

2024
Alaska Mining
Canada Mining
Philipsburg Mill

2025
Two new Mining VP's & AVP;
New Zeolite Salespeople

2025
Madero Smelter Reopen;
International shipments begin arriving

2025
121% Increase in Montana Smelter Volume (six (6) months);
Expansion Project Underway

2025
Montana Antimony Mine Reopens

2025
Tungsten Acquisition Completed

ANTIMONY USES

51
Sb
Antimony
121.760

ANTIMONY (SB), A CRITICAL MINERAL & SEMIMETAL WITH THE ATOMIC NUMBER 51

MILITARY & DEFENSE (32%)

- AMMUNITION & ARTILLERY
- ARMOR-PIERCING ROUNDS
- LASER GUIDED MISSILES
- MILITARY ELECTRONICS
- BATTERY TECHNOLOGY
- AIRCRAFT CARRIERS
- FLAME RETARDANTS
- SEMICONDUCTORS
- FIGHTER JETS
- NIGHT VISION
- ROOFING

ENERGY & TRANSPORT (22%)

- RENEWABLE ENERGY EQUIPMENT
- TIRES & FRICTION MATERIALS
- BATTERY MANUFACTURING
- RAILWAY AND MARITIME
- WIND TURBINES
- SOLAR PANELS

FLAME RETARDANTS (20%)

- BUILDING MATERIALS
- TRANSPORTATION
- ELECTRONICS
- TEXTILES

CHEMICALS (15%)

- PIGMENTS & COATING
- RUBBER & PLASTICS
- FLAME RETARDANT
- CATALYSTS

CERAMICS | GLASS (11%)

- HIGH-QUALITY GLASS
- ENAMEL COATINGS
- CERAMIC GLAZES
- COLORED GLASS

CRITICAL MINERALS FOR NATIONAL SECURITY

NYSE / UAMY
NYSE TEXAS / UAMY

- Designated critical mineral - essential for defense, energy, and tech
- China & Russia control >60% of global supply; China cut off exports in 2024
- USAC is the only North American downstream producer with two fully permitted smelters
- 500% antimony price surge in 2024-2025 highlights urgent domestic need
- USAC poised to meet this demand with domestic smelting & growing reserves



ANTIMONY SMELTER PLANT - THOMPSON FALLS, MONTANA

NOTE: SMELTER CAPACITY EXPANDING TO 300 TONS PER MONTH OR 11 TONS PER DAY



MADERO SMELTER PLANT - COAHUILA, MEXICO

NOTE: SMELTER CAPACITY OF 200 TONS PER MONTH OR 7 TONS PER DAY

PHILIPSBURG, MT CONTACT MILL - CAPABLE OF PROCESSING 700 TONS OF ORE PER DAY, IS FULLY OPERATIONAL AND EQUIPPED WITH CRUSHING, GRINDING, AND FLOTATION EQUIPMENT.

SECURING AMERICA'S SUPPLY CHAINS FOR CRITICAL MINERALS

- Executive Order 14017 (02/2021) - domestic production by 2027 under the DPA
- 2023: USAC approved for MIL-SPEC antimony trisulfide; with $400K +/- federal grant
- 2024: China cuts off global antimony exports, intensifying U.S. supply crisis
  - Philipsburg Floatation mill + Reactivation of MX plant + Expanding smelter capacity + new mining claims in Alaska to become vertically integrated
- 2025: U.S. antimony applies for DoD-aligned critical mineral grant proposal

U.S. ANTIMONY'S PRODUCTS & USES

ANTIMONY OXIDE	Flame retardant synergist, Plastics & polymers, Glass & ceramics, Pigments & coatings, PET catalyst
ANTIMONY METAL	Lead alloy hardener, Batteries, Ammunition, Bearings Semiconductors
ANTIMONY TRIOXIDE	Flame retardants, Plastics & polymers, Glass & ceramics, Pigments & paints, PET catalyst
ANTIMONY TRI-CHLORIDE	Flame retardant additive, Catalyst in polymer production, Glass and ceramics, Dyeing and printing textiles, Analytical chemistry reagent
ANTIMONY TRISULFIDE	Ammunition & military uses, Pyrotechnics, Match heads, Explosives, Brake linings
ANTIMONY NANOCRYSTALS	Advanced batteries, Thermoelectric materials, Catalysts, Flame retardants, Semiconductor applications

SYNTHETIC ANTIMONY TRISULFIDE

UNRELIABLE AND INEFFECTIVE

PERFORMANCE DIFFERENTIAL:

Antimony trisulfide produced from stibnite extracted from high quality raw ore offers superior purity and consistent chemical composition, leading to better performance in the critical applications of munitions and pyrotechnics.

HIGHER COST:

Synthetic production methods are more expensive due to complex processing requirements, leading to higher costs compared to traditional production of antimony trisulfide from stibnite processing.

SUPPLY RELIABILITY:

Dependence on non-domestic synthetic sources introduces supply chain vulnerabilities, including geopolitical risks and export restriction.

NON-DOMESTIC SOURCE:

Synthetic antimony trisulfide is sourced from foreign suppliers, which leads to reliance on and vulnerability to unreliable sources. This affects the consistency of available synthetic antimony trisulfide.


GRID NEGATIVE
SB_2S_3
LEAD-ANTIMONY ALLOY CORE
JACKET
ANTIMONY TRISULFIDE
SB_2S_3
GRID POSITIVE
SB_2S_3
PRIMER
SB_2S_3

GLOBAL SUPPLY CONSTRAINTS

- China and Russia control over 60% of global antimony ore
- China has dominated global antimony trioxide (ATO) production since 2022
- China's exports of antimony ingot dropped 45% in 2024 as domestic solar cell demand soared
- Falling ore grades and environmental rules have significantly reduced China's production
- China's Twinkle Star Antimony mine, the world's largest, is nearing depletion after 120 years of global dominance
- Outside of China, antimony processing capacity is extremely limited

SOURCE: REUTERS

ANTIMONY IS ONE OF THE FASTEST-APPRECIATING CRITICAL MINERALS

ROTTERDAM PRICE OF ANTIMONY METAL PER LB

NYSE / UAMY
NYSE TEXAS / UAMY



(includes metal only)
Over 500% Increase In Price Over Last Twelve Months
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$-
$5.02
$5.98
$5.50
$18.94
$27.33
44.30%
2021
2022
2023
12/31/2024
METAL MARKET PRICE PER LB AT 6/30/25

Note: Blue columns are average price for the period

U.S. ANTIMONY'S ALASKA CLAIMS


STIBNITE CREEK
TOK, ALASKA
Gulf of Alaska
BRITISH COLUMBIA
Calgary
MONTANA
Philipsburg, MT
WASHINGTON
51 Sb Antimony 121.760
79 Au Gold 196.9665
47 Ag Silver 107.8682
29 Cu Copper 63.546
30 Zn Zinc 65.39

- 23,802 acres: 236+ mining claims in Alaska
- Fairbanks, Tok, and Maclaren River focus areas
- Contain Antimony, Gold, Silver, Copper, & Zinc
- Backhoe excavation underway to confirm antimony anomalies
- Strategic alignment with DoD munitions needs
- Proximity to major roads & highways simplifies transport
- 2,245 miles (40 hrs) from Tok, AK to Philipsburg, MT

COBALT MINING IN ONTARIO, CANADA

- 455 claims in Sudbury Basin (9,483 hectares)
- High-grade cobalt, nickel, copper, bismuth
- Excellent infrastructure & access
- Proven historical mining area since 1883
- 2025 budget: $500K for drilling & exploration includes stipping, rock cleaning, mapping, assaying, and core drilling

Note: One Hectare = 2.471 acres


27
Co
Cobalt
58.9332
28
Ni
Nickel
58.6934
29
Cu
Copper
63.546
83
Bi
Bismuth
208.98037
79
Au
Gold
196.9665
47
Ag
Silver
107.8682
SUDBURY DISTRICT

NEW TUNGSTEN CLAIMS IN CANADA


ESPANOLA
17
SUDBURY
LACTZBERG
ESPANOLA
CLAIMS
MAGNA
KGHM
VALE

- Exceptional properties: ultra-high melting point, density, hardness, conductivity
- Soaring demand as global supply tightens — no U.S./Canada production since 2016
- China controls 80–85% of processing and has restricted exports (Feb 2025)

Key applications:

- Aerospace – kinetic energy penetrators
- Defense – armor shielding, counterweights
- Electronics – semiconductors, x-ray tubes
- Tooling – high-speed drills & cutters
- Energy – electrodes, arc welding
- Medical – radiation shielding

ADVANCING OUR CRITICAL MINERAL PORTFOLIO

17 DOD LISTED CRITICAL MINERALS

	51 Sb Antimony 121.760	74 W Tungsten 183.85	27 Co Cobalt 58.9332
	28 Ni Nickel 58.6934	12 Mg Magnesium 24.305	6 C Carbon 12.011
	50 Sn Tin 118.71	3 Li Lithium 6.941	32 Ge Germanium 72.63
23 V Vanadium 50.9415	22 Ti Titanium 47.867	4 Be Beryllium 9.0122	25 Mn Manganese 54.938
31 Ga Gallium 69.723	73 Ta Tantalum 180.9479	9 F Fluorine 18.9984	41 Nb Niobium 92.90638

U.S. ANTIMONY'S EXPANDED CRITICAL MINERAL PORTFOLIO

51 Sb Antimony 121.760	74 W Tungsten 183.85	27 Co Cobalt 58.9332	28 Ni Nickel 58.6934	12 Mg Magnesium 24.305
29 Cu Copper 63.546	83 Bi Bismuth 208.98037	30 Zn Zinc 65.39		

NON-CRITICAL

79 Au Gold 196.9665	47 Ag Silver 107.8682

ZEOLITE

A VITALLY STRATEGIC MINERAL

Zeolite is a natural crystalline material with a unique, porous structure that allows it to act as a molecular sieve, capturing and exchanging ions or molecules. It is widely used in industries such as agriculture (as a soil amendment and animal feed additive), construction (in lightweight and durable concrete), environmental management (for water purification and gas absorption), and energy (as a catalyst in refining and renewable energy systems). Its ability to bind toxins, absorb moisture, and provide ion exchange makes it versatile and highly valuable. Zeolite is also utilized in consumer products like detergents and in industrial applications such as gas separation and odor control. Its eco-friendly properties and wide range of applications make it a sought-after material across numerous sectors.

WHO USES ZEOLITE?


APPLICATIONS
OF ZEOLITE
WATER TREATMENT
AGRICULTURE
HORTICULTURE
ANTIOXIDANTS
SYNTHETIC FIBERS & PLASTICS
CATLYTIC CRACKING
DETERGENT INDUSTRY
PETROLEUM REFINING
GAS PURIFICATION


BEAR RIVER ZEOLITE
MINE PRESTON, ID

ZEOLITE'S ROLE IN NUCLEAR REMEDIATION

- **Three Mile Island (1979):** Zeolite was used in the clean- up process to filter out radioactive isotopes from contaminated water in the reactor cooling system.
- **Chernobyl (1986):** Zeolite was used to contain radioactive contamination, particularly cesium and strontium. Tons of zeolite were dropped into the reactor core and spread in surrounding areas to absorb radioactive particles.
- **Fukushima (2011):** In the aftermath of the Fukushima disaster, zeolite was employed to treat radioactive water and was placed in drainage systems to prevent radioactive contamination from spreading.

THE IMPORTANCE OF A DOMESTIC STOCKPILE

Given the critical role zeolite plays in nuclear remediation, having a domestic stockpile is essential for rapid response in the event of future nuclear accidents. A readily available supply ensures that the U.S. can effectively mitigate radioactive contamination and protect public health and the environment during such emergencies.



ZEOLITE MINE

BEAR RIVER ZEOLITE OPERATIONS

- 25 Employees
- New V.P. of Operations and experienced plant manager
- New 10 Year Lease Executed
- Recently hired two new salespeople (Water Treatment and Cattle)
- Modernizing and streamlining crushing/packaging equipment
- Drilled 82 test holes in 2024 to determine our reserves of the property under lease
- Currently experiencing record monthly sales
- Positioned to significantly increase production volumes over the next several years
- Run time: 98.4% efficiency in the fourth quarter of 2024
- Tons Sold: Up 9% in fiscal 2024

Preston, Idaho
4005 East Glendale Road
Preston, Idaho


BEAR RIVER ZEOLITE
ZEO-TRUE NATURALS
BRZ
ZEOLITE MINE &
CRUSHING PLANT

NOTABLE RECENT MILESTONES

SENIOR MANAGEMENT CHANGES

- President Resigned from Company and Board
- New Chief Financial Officer
- New Controller
- New SVP – Corporate Development & Government Relations
- New VP and General Manager of Bear River
- New Plant Manager of Bear River
- New VP of Antimony Division
- New VP of Investor Relations and Global Sales Manager
- New VP of Mining Division (Alaska - Geologist)
- New VP of Antimony Division (Mexico)
- New AVP of Mining Division (Alaska - Geologist)

BOARD OF DIRECTOR CHANGES

- Four Resigned
- Two New Seasoned Businessmen – Independent Directors Appointed
- New Chairman of the Board Elected and New CEO

ACCOMPLISHMENTS

- 2024 Revenues were the highest for USAC since going public in 2012
- First Quarter 2025 Revenues were a record
- Restarted Madero Antimony Smelter in Mexico in April with new international shipments of raw ore arriving monthly
- Continued leasing of new mining claims associated with "Critical Minerals" located in Alaska, Canada, and Montana
- Commissioned Substantial Expansion of Thompson Falls Smelter to be completed prior to year-end (300 tons per month)
- Bear River Zeolite Mine doubled monthly production in 2024
- Maintained high cash balance ($18.7 million as of 3/31/2025)
- Company is profitable and increasing cash flow substaintially
- Increased market capitalization to approximately $350 Million

UNITED STATES ANTIMONY CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

Revenues Up 128% YOY
Gross Profit Up 302% YOY
Net Income Up 269% YOY

United States Antimony Corporation
Consolidated Statements of Operations

	For the Three Months Ended March 31, 2025	2024
Revenues	$ 7,000,005	$ 3,072,067
Cost of revenues	4,628,275	2,482,582
Gross profit (Loss)	2,371,730	589,485
Operating expenses:		
General and administrative	550,595	500,286
Salaries and benefits	1,000,555	241,605
Professional fees	382,036	212,308
(Gain) loss on sale or disposal of property, plant and equipment, net	(500)	17,494
Other operating expenses	81,052	88,246
Total operating expenses	2,013,738	1,059,939
Income (Loss) from operations	357,992	(470,454)
Other income (expense):		
Interest and investment income	192,156	150,851
Trademark and licensing income	10,843	6,368
Other miscellaneous income (expense)	(14,467)	(9,533)
Total other income, net	188,532	147,686
Income (loss) before income taxes	546,524	(322,768)
Income tax expense	-	-
Net income (loss)	546,524	(322,768)
Preferred Dividends	(1,875)	(1,875)
Net income (loss) available to common stockholders	$ 544,649	$ (324,643)

FORWARD STRATEGY

- Expand company owned antimony production in Alaska & Montana
- Continuing government grants / contract negotiations
- Support U.S. national security with domestic supply
- Continue expanding global antimony sources
- Grow new critical mineral reserves in U.S. & Canada
- Supply zeolite to new untapped markets
- Target strategic acquisitions in the critical mineral space
- Maintain strong balance sheet & operational discipline

RECENT PUBLICATIONS

Additional publications may be found at https://www.usantimony.com/newsroom

USAC CEO Featured on FOX Business with Maria Bartiromo
June 5, 2025 | LINK

Fueled by trade tensions and foreign wars, a rush for an obscure mineral heats up in Alaska
Northern Journal | Max Graham | June 5, 2025

China's Grip on Critical Minerals Faces Resistance as U.S. Miners Ramp Up Production
Equity Insider | June 2, 2025

UAMY, Critical Minerals Company Revenue, Stock Soar after HQ move to Dallas
Dallas Business Journal | May 12, 2025

UAMY and PPTA: Antimony's Rockstars Stealing the Market Stage
Grok | AI Correspondent | April 28, 2025

Small Cap Winner Deep Dive: United States Antimony (UAMY)
WV Capitalist | Ryan Troup| April 17, 2025

Gary Evans, Chairman and CEO at US Antimony Joins Money Channel NYC
March 6, 2025 | LINK

Gary C. Evans, Chairman + CEO at US Antimony Joins NYSE TV
Trinity Chavez | February 24, 2025 | LINK

Wall Street Analyzer Interview with Gary C. Evans
Juan Costello | February 6, 2025

The MoneyShow Top Picks 2025: United States Antimony (UAMY)
Sean Brodrick | January 25, 2025

Reuters China's export ban to push antimony prices to new highs
Anjana Anil & Ashitha Shivaprasas | January 6, 2025

Bloomberg News Tiny But Vital Metal Markets Rush to Adjust to Chinese Clampdown | Deember 21, 2024

EQUITY RESEARCH COVERAGE

Firm	Rating	Price Target	Analyst Name	Report Date
H.C. Wainwright	Buy	$4.50	Heiko F. Ihle	July 1, 2025
Alliance Global Partners	Buy	$5.25	Jake Sekelsky	June 30, 2025
B. Riley Securities	Buy	$5.00	Nick Giles	May 9, 2025
D. Boral Capital	Buy	$5.00	Jesse Sobelson	May 12, 2025

USAC CORPORATE PROFILE

UNITED STATES ANTIMONY CORPORATION: NYSE | UAMY

Share Price (7/14/2025):	$2.99
52 Week Range:	$0.27 - $3.86 1,330% Increase
Market Capitalization:	$350 Million +/-
Cash Balance at 3/31/2025:	$18.7 Million
Average Daily Volume:	4.39 Million
Shares Outstanding (5/5/2025):	117.92 Million
Company long-term debt (3/31/2025):	$295K
Senior Bank Credit Line:	$5.0 Million
Registration Statement:	$100 Million Universal Shelf
2025 Financial Guidance:	Consolidated Revenues: $40 - $50 Million